UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2021

AmerisourceBergen Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA		19087-5594
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable

____________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

As previously disclosed in its Current Report on Form 8-K on January 8, 2021, AmerisourceBergen Corporation (the “Company” or “AmerisourceBergen”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) on January 6, 2021 with Walgreens Boots Alliance, Inc. (“WBA”) pursuant to which the Company will acquire from WBA the majority of WBA’s Alliance Healthcare wholesale distribution businesses, together with certain pre-wholesale and other services, as well as certain of WBA’s retail pharmacy operations (the “Business” or “Alliance Healthcare”) for approximately $6.5 billion, composed of $6.275 billion in cash, subject to certain purchase price adjustments, and 2 million shares of Company common stock.

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the Business.

The following audited financial statements of the Business are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Independent Auditors’ Report of Deloitte & Touche LLP;
•	Combined Balance Sheets as of August 31, 2020 and August 31, 2019;
•	Combined Statements of Equity for the years ended August 31, 2020 and August 31, 2019;
•	Combined Statements of Earnings for the years ended August 31, 2020 and August 31, 2019;
•	Combined Statements of Comprehensive Income for the years ended August 31, 2020 and August 31, 2019;
•	Combined Statements of Cash Flows for the years ended August 31, 2020 and August 31, 2019; and
•	Notes to Combined Financial Statements.

The following unaudited financial statements of the Business are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Combined Condensed Balance Sheets as of November 30, 2020 and August 31, 2020;
•	Unaudited Combined Condensed Statements of Equity for the three months ended November 30, 2020 and November 30, 2019;
•	Unaudited Combined Condensed Statements of Earnings for the three months ended November 30, 2020 and November 30, 2019;
•	Unaudited Combined Condensed Statements of Comprehensive Income for the three months ended November 30, 2020 and November 30, 2019;
•	Unaudited Combined Condensed Statements of Cash Flows for the three months ended November 30, 2020 and November 30, 2019; and
•	Notes to Combined Condensed Financial Statements (Unaudited).

The following unaudited condensed combined pro forma financial statements combining the historical consolidated financial statements of the Company and the Business, reflecting an acquisition of the Business by the Company, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Condensed Combined Pro Forma Balance Sheet as of December 31, 2020;
•	Unaudited Condensed Combined Pro Forma Statement of Operations for the year ended September 30, 2020 and for the three months ended December 31, 2020; and
•	Notes to Unaudited Condensed Combined Pro Forma Financial Statements.

The consent of Deloitte & Touche LLP to the incorporation by reference in the Company’s Registration Statements of Deloitte & Touche LLP’s report dated December 22, 2020, which forms a part of Exhibit 99.1, is filed as Exhibit 23.1 to this Current Report on Form 8-K.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and the Business would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Company’s pending acquisition of the Business is consummated.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; the Company’s ability to consummate the proposed acquisition of WBA’s Alliance Healthcare businesses and related strategic transactions; the regulatory approvals required for the proposed acquisition and related strategic transactions not being obtained on the terms expected or on the anticipated schedule or at all; the integration of the Alliance Healthcare businesses into the Company being more difficult, time consuming or costly than expected; the Company’s or Alliance Healthcare’s failure to achieve expected or targeted future financial and operating performance and results; the effects of disruption from the proposed acquisition and related strategic transactions on the respective businesses of the Company and Alliance Healthcare and the fact that the announcement or pendency of the proposed acquisition and related strategic transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the acquisition of businesses, including the proposed acquisition of the Alliance Healthcare businesses and related strategic transactions, that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; risks associated with the strategic, long-term relationship between WBA and the Company, including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; financial market volatility and disruption; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; financial and other impacts of COVID-19 on our operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) elsewhere in this report (including in Item 1A (Risk Factors)), (ii) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors.

99.1	Alliance Healthcare Audited Combined Financial Statements as of August 31, 2020 and August 31, 2019 and for the two years ended August 31, 2020.

99.2	Alliance Healthcare Unaudited Combined Condensed Financial Statements as of November 30, 2020 and for the three months ended November 30, 2020.

99.3	Unaudited Condensed Combined Pro Forma Financial Statements.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

March 23, 2021	By:	/s/ James F. Cleary
Name: James F. Cleary
Title: Executive Vice President and Chief Financial Officer